UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

51 East 42nd Street, 17th floor, New York, NY 10017
(Address of principal executive offices)

I. Robert Harris, c/o Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C.
51 East 42nd Street, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2013

Date of reporting period:	April 30, 2013

Item 1.                  Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2013 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 25, 2013

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2013, including the enclosed audited financial report for that period and for the corresponding period in 2012.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 16, 2013, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2011, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2013 was $12.88, compared with $12.89 at April 30, 2012.  Net investment income per share was $.28 for the year ended April 30, 2013, compared with $.31 for the year ended April 30, 2012.  Distributions to shareholders amounted to $.28 per share for fiscal 2013, compared to $.30 for fiscal 2012.

At the company’s last annual meeting on July 17, 2012, the reappointment of WeiserMazars LLP as the company’s auditors for the fiscal year ending April 30, 2013 was ratified by the shareholders as follows:

Shares Voted For	2,941,938.8647
Shares Voted Against	None
Shares Abstaining	None

TRIDAN CORP.
June 25, 2013
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,941,926.3522	12.5125
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company.  The Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not.  Peter Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman’s son, and Warren Pelton because he is an officer of the company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 59	Director	1999	Pianist and Teacher	1	None

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 87	Director and President	1980	President, Tridan Corp.	1	None

Warren Fred Pelton 6079 Fairway Court Naples, FL 34110 Age 75	Director, Vice- President and Treasurer	1988	Consultant	1	None

TRIDAN CORP.
June 25, 2013
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 81	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	Juniper Content Corporation

Jay Stanley Negin 6 Demarest Court Englewood Cliffs, NJ 07632 Age 82	Director and Audit Committee Member	1985	Investor	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 68	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officers:

I. Robert Harris 51 East 42nd Street Suite 1700 New York, NY 10017 Age 81	Secretary and Chief Compliance Officer	Attorney	None	None

TRIDAN CORP.
June 25, 2013
Page – 4–

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Jay S. Negin – Mr. Negin has been a director of the Company since 1985.  He is an attorney and certified public accountant, although not practicing those professions.  He has had extensive activity and experience in the municipal bond field, and participates actively in the board’s analysis and consideration of Tridan’s portfolio positions and transactions.

Warren F. Pelton – Mr. Pelton has been a director since 1988.  He was a shareholder of Tridan Corp. and chief financial officer of Tridan and its subsidiary Danskin, Inc. prior to Tridan’s conversion to an investment company in 1980.  He has had extensive experience over many years as a private management consultant and is skilled in financial planning.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2013 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, I. Robert Harris, collect at 212-682-8383, extension 739.

Sincerely

TRIDAN CORP.

Peter Goodman, President

Tridan Corp.
Financial Statements
April 30, 2013 and 2012

Tridan Corp.
Contents
April 30, 2013 and 2012

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the "Company"), including the schedules of investments in municipal obligations, as of April 30, 2013 and 2012, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the three years in the three-year period ended April 30, 2013, and the financial highlights (see Note 7) for each of the five years in the five-year period ended April 30, 2013. These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned, as of April 30, 2013 and 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2013 and 2012, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2013, and its financial highlights for each of the five years in the five-year period ended April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ WeiserMazars LLP
WeiserMazars LLP

New York, NY

June 27, 2013

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2013 and 2012

	2013	2012
Assets
Investments in municipal obligations, at fair value (original cost - $37,173,253 and $37,167,091, respectively) (amortized cost - $35,559,245 and $35,858,926 respectively)	$38,789,635	$39,145,204
Cash and cash equivalents	697,561	444,442
Prepaid expenses and other current assets	6,723	3,719
Accrued interest receivable	503,943	483,412

Total assets	39,997,862	40,076,777

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	66,260	38,059
Accrued fees - affiliate	18,845	18,624
Accrued other	28,464	29,809
Common stock redemption payable	-	14,649

Total liabilities	113,569	101,141

Net assets	$39,884,293	$39,975,636

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,218,171)	(1,145,740)
Distributable earnings:
Over distributed net investment income	(21,790)	(31,599)
Undistributed capital gains (losses)	13,568	(13,599)
Unrealized appreciation of investments, net	3,230,390	3,286,278

Net assets [equivalent to $12.88 and $12.89 per share, respectively, based on 3,096,253.8234 shares and 3,101,879.0505 shares of common stock outstanding, respectively]	$39,884,293	$39,975,636

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013			2012
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Insured
Ardsley New York Union Free
School District Unlimited Tax
5.0% due June 15, 2014	$415,000	$421,968	$434,829	$415,000	$428,625	$451,171

Ardsley New York Union Free
School District Unlimited Tax
4.0% due June 15, 2016	460,000	466,676	503,231	460,000	468,866	513,374

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	500,000	513,245	555,535	500,000	518,089	573,010

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	226,024	254,111	215,000	228,782	261,036

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	310,000	319,986	342,355	310,000	324,992	355,015

Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	450,000	515,524	559,040	450,000	525,531	560,565

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2014	275,000	276,376	276,130	275,000	279,186	288,101

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	275,000	276,924	276,111	275,000	279,490	287,485

Clarkstown NY Central School District F
Strict BDS 2004 Unlimited Tax
(Par Call April 15, 2014 @100)
5.25% due April 15, 2015	35,000	35,542	36,709	35,000	35,898	38,261

City of New York NY Public Impts
Unlimited Tax
(Par Call August 1, 2014 @100)
5.0% due August 1, 2017	260,000	$264,254	$275,223	$260,000	$267,644	$284,237

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013			2012
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Insured (continued)
City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.0% due July 15, 2016	$750,000	$774,396	$856,928	$750,000	$781,994	$870,623

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	430,000	446,516	490,161	430,000	450,249	492,961

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	605,252	666,110	585,000	609,828	670,562

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	1,000,000	1,027,735	1,129,380	1,000,000	1,031,595	1,098,370

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,068,358	1,235,770	1,000,000	1,076,692	1,218,570

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,056,749	1,245,880	1,000,000	1,066,092	1,258,910

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs
Impt (Par Call February 15, 2015 @100)
5.0% due February 15, 2021	1,035,000	1,045,988	1,114,674	1,035,000	1,051,092	1,135,592

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	1,155,000	1,224,696	1,406,178	1,155,000	1,238,536	1,425,998

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	240,000	250,427	273,185	240,000	252,938	283,135

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	700,000	764,043	796,789	700,000	780,355	825,811

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	780,000	792,249	806,933	1,110,000	1,138,202	1,163,225

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013			2012
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Insured (continued)
Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	$440,000	$451,970	$492,936	$440,000	$456,283	$506,515

Commonwealth of Puerto Rico
Electric Power Auth Rev
5.5% due July 1, 2017	-	-	-	700,000	741,581	798,483

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	275,000	291,848	307,117	275,000	296,539	314,993

Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
Pre-Refunded
6.25% due July 1, 2016	10,000	10,613	11,816	10,000	10,783	12,388

Puerto Rico Commonwealth Highway
and Transportation Auth Transn Rev
5.5% due July 1, 2015	500,000	515,754	534,210	500,000	521,952	552,350

Sales Tax Asset Receivable Corp New York
(Par Call October 15, 2014 @100)
5.0% due October 15, 2021	200,000	201,789	212,960	200,000	204,581	221,302

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	225,000	248,451	260,692	225,000	252,617	259,976

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	500,000	530,314	626,020	500,000	534,987	629,065

Sales Tax Receivable Corp
NY Public Impt.
(Par Call October 15, 2014 @100)
5.0% due October 15, 2017	275,000	284,786	293,321	275,000	289,815	304,290

Triborough Bridge & Tunnel Authority NY
General Purpose Revs
5.5% due November 15, 2019	1,000,000	1,072,861	1,258,650	1,000,000	1,083,989	1,263,290

Unadilla Valley New York Central School
District Ref Unlimited Tax
4.0% due June 15, 2014	500,000	512,098	519,450	500,000	522,869	535,265

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013				2012
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value

Insured (continued)
Hilton NY Central School District
Unlimited Tax
4.0% due June 15, 2019	$500,000	$577,554	$577,495		-	-	-

Bethlehem NY Central School District
Unlimited Tax
4.0% due January 15, 2021	500,000	561,477	576,690		-	-	-

Rockville Center NY
Limited Tax
4.0% due June 15,2022	200,000	232,472	232,586		-	-	-

Rhinebeck NY Central School District
Unlimited Tax
(Par Call June 15, 2023)
4.0% due June 15, 2025	535,000	600,550	606,990		-	-	-
	17,530,000	18,465,465	20,046,195		16,825,000	17,750,672	19,453,929
		.	50.3	% (*)			48.7	% (*)
Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	992,388	1,221,280		1,000,000	991,055	1,238,540

(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	518,555	599,445		500,000	521,582	570,590

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	542,753	617,975		500,000	548,897	623,340

5.0% due November 1, 2021	1,000,000	1,085,799	1,220,330		1,000,000	1,098,775	1,227,580

Cold Spring Hbr. NY Central School District
Ref. Unlimited Tax
5.0% due February 1, 2016	100,000	107,684	112,213		100,000	111,226	115,677

Greece NY Central School District
Unlimited Tax
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	594,873	617,580		500,000	602,365	607,810

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013			2012
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Revenue Backed (continued)
Nassau County New York
Gen. Impt. Unlimited tax
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	$550,000	$578,955	$604,373	$550,000	$583,019	$592,895

N.Y.S. Dormitory Authority
St. Pers. Income Tax Rev. Ed.
(Par Call March 15, 2018 @100)
5.0% due March 15, 2022	750,000	784,478	885,735	750,000	792,433	895,958

(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	555,159	661,995	500,000	559,801	664,895

5.5% due March 15, 2026	200,000	264,728	266,740	200,000	269,753	266,914

N.Y.S. Dormitory Authority
Mental Health Services FACS
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	420,000	426,423	509,460	420,000	427,403	493,945

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	300,000	300,000	345,819	300,000	300,000	332,571

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.0% due June 15, 2018	1,000,000	1,020,659	1,137,020	1,000,000	1,027,216	1,156,410

New York NY Unlimited Tax
5.0% due August 1, 2023	510,000	563,504	618,237	510,000	570,873	608,935

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	750,000	788,031	923,520	750,000	794,503	934,725

N.Y. Unlimited Tax
5.0% due August 1, 2026	350,000	354,494	414,666	350,000	355,202	399,420

N.Y.S. Urban Development Corp.
Rev. Ref. Svc. Contract
(Par Call August 1, 2019)
5.0% due January 1, 2017	225,000	240,809	258,397	225,000	245,116	263,597

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013				2012
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value

Revenue Backed (continued)
Pawling NY Central School District
Ref. Unlimited Tax
4.0% due November 15, 2015	$330,000	$351,043	$356,179		$330,000	$359,311	$365,594

Port Authority of New York and New Jersey
(Par Call October 1, 2016 @100)
5.0% due October 1, 2027	300,000	304,137	336,495		300,000	305,389	338,334

5.375% due March 1, 2028	150,000	154,648	188,955		150,000	154,961	186,150

(Par Call January 15, 2016 @100)
5.0% due July 15, 2030	200,000	199,858	219,542		200,000	199,806	221,562

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2018	850,000	990,492	1,011,475		850,000	1,016,623	1,015,606

State of New York Local Government
Assistance Corp. SR. Lien Refunding Bonds
(Par Call April 1, 2018 @100)
5.0% due April 1, 2019	200,000	212,860	238,842		200,000	215,938	241,584
	11,185,000	11,932,330	13,366,273		11,185,000	12,051,247	13,362,632
			33.5	% (*)			33.4	% (*)
Pre-refunded
Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	720,000	721,283	795,089		1,000,000	1,010,124	1,111,890

City of New York NY Public Impts
Unlimited Tax
(Par Call August 1, 2014 @100)
5.0% due August 1, 2017	240,000	$243,927	$254,088		$240,000	$247,056	$262,373

Starpoint NY Central School District
Ref Unlimited Tax
5.0% due June 15, 2020	250,000	298,815	306,485		250,000	305,658	304,265
	1,210,000	1,264,025	1,355,662		1,490,000	1,562,838	1,678,528
			3.4	% (*)			4.2	% (*)

General Obligations
Oyster Bay New York
Pub Impt Unlimited Tax
5.0% due February 15, 2015	-	-	-		$150,000	$159,653	$168,211

Tridan Corp.
Schedules of Investments in Municipal Obligations
April 30, 2013 and 2012

	2013				2012
	Principal	Amortized	Fair		Principal	Amortized	Fair
	Amount	Cost	Value		Amount	Cost	Value

General Obligations (continued)
Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.0% due December 15, 2020	250,000	278,244	319,340		250,000	281,945	320,423

Riverhead NY Limited Tax
4.0% due June 1, 2021	$1,005,000	$1,129,002	$1,188,593		$1,005,000	$1,144,324	$1,168,503
	1,255,000	1,407,246	1,507,933		1,405,000	1,585,922	1,657,137
			3.8	% (*)			4.1	% (*)

Short-term
Suffolk Cnty. NY Wtr. Auth. Wtrwks, Rev.
(Par Call June 1, 2013 @100)
4.75% due June 1, 2021	470,000	470,556	471,771		770,000	772,781	806,028
	-	-	-		-	-	-

Massapequa New York Union Free
School District Unlimited Tax
4.0% due June 15, 2013	300,000	300,805	301,302		300,000	307,190	311,418

N.Y.S. Dormitory Authority Rev
Cons City Univ Genl Sys 2nd Ser
5.75% due July 1, 2013	60,000	60,300	60,554		115,000	116,771	118,370

Long Island Power Auth NY Elec Sys Rev
5.5% due December 1, 2013	1,005,000	1,028,727	1,035,602		1,005,000	1,068,874	1,085,400

Clarkstown NY Central School District F
Strict BDS 2004
(Pre-Refunded April 15, 2014 @100)
5.25% due April 15, 2015	365,000	370,644	382,483		365,000	374,363	400,295

Erie County NY Indl Dev Agency
Sch Fac Rev Sch Dist Buffalo Proj
5.0% due May 1, 2014	250,000	259,147	261,860		250,000	268,268	271,467
	2,450,000	2,490,179	2,513,572		2,805,000	2,908,247	2,992,978
			6.3	% (*)			7.5	% (*)

	$33,630,000	$35,559,245	$38,789,635		$33,710,000	$35,858,926	$39,145,204
			97.3	% (*)			97.9	% (*)
(*) Represents percentage of net assets.
			$39,884,293				$39,975,636

Tridan Corp.
Statements of Operations
Years Ended April 30, 2013 and 2012

	2013	2012
Investment income

Interest	$1,706,720	$1,744,814

Amortization of bond premium and discount - net	(413,564)	(396,587)

Total investment income	1,293,156	1,348,227

Expenses

Investment advisory fees	112,224	91,418

Custodian fees	7,889	7,776

Professional fees	132,050	131,125

Directors' fees	77,000	77,000

Administrative and accounting expenses	72,000	72,000

Insurance and other expenses	14,380	16,146

Total expenses	415,543	395,465

Net investment income	877,613	952,762

Realized and unrealized gain on investments

Net realized gain on investments	27,167	17,661

Net unrealized (depreciation) appreciation on investments	(55,888)	1,700,833

Net realized and unrealized gain (loss) on investments	(28,721)	1,718,494

Net increase in net assets resulting from operations	$848,892	$2,671,256

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2013, 2012 and 2011

	2013	2012	2011

Change in net assets resulting from operations

Net investment income	$877,613	$952,762	$956,402

Net realized gain on investments	27,167	17,661	11,278

Unrealized appreciation on investments	(55,888)	1,700,833	54,809

Net increase in net assets resulting from operations	848,892	2,671,256	1,022,489

Distributions to shareholders from
Net investment income	(867,805)	(930,915)	(993,311)

Redemptions of shares
5,625.2271 shares, 1,198.2381 shares and 1,225.9859 shares, respectively	(72,430)	(15,396)	(15,162)

Total increase (decrease)	(91,343)	1,724,945	14,016

Net assets
Beginning of year	39,975,636	38,250,691	38,236,675

End of year	$39,884,293	$39,975,636	$38,250,691

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Recently issued accounting standards
In December 2011, the FASB issued ASU 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("FASB ASU 2011-11"). FASB ASU 2011-11 adds certain additional disclosure requirements about financial instruments and derivative instruments that are subject to offsetting and related arrangements. The new disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. As the amendment impacts disclosure only, it will have no effect on the Company's financial condition or results of operations.

In June 2013, the FASB issued ASU-2013-08, Amendments to the scope, measurement and disclosure requirements for Investment Companies under Generally Accepted Accounting Principles in the United States of America ("GAAP").  The amendments do all of the following:

1.
Change the approach to the investment company assessment in Topic 946, clarify the  characteristics of an investment company, and provide comprehensive guidance for  assessing whether an entity is an investment company.

2.	Require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than using the equity method of accounting.

3.	Require the following additional disclosures:

(a)	the fact that the entity is an investment company and is applying the guidance in Topic 946,

(b)	information about changes, if any, in an entity's status as an investment company, and

(c)	information about financial support provided or contractually required to be provided by an investment company to any of its investees.

The amendment in this update is effective for an entity's interim and annual reporting periods in fiscal years that begin after December 15, 2013.  Earlier application is prohibited.

The Company believes that this amendment will have no effect on the Company's financial statements or disclosures.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

Acquisition and valuation of investments
Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2013 and 2012.

Amortization of bond premium or discount
In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income taxes
It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has analyzed the Company's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments; however, the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, the Company's tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments are exempt from Federal and state income taxes.

Distributions to shareholders
Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

Cash and cash equivalents
The Company considers all investments that can be liquidated on demand to be cash equivalents.

Use of estimates
The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of credit risk
The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at April 30, 2013 was approximately $698,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of financial instruments
The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.

The Company adopted the disclosure and measurement requirements of FASB ASC 820, "Fair Value Measurements and Disclosure" effective May 1, 2008 for its investments in municipal obligations. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 "Acquisition and Valuation of Investments" for a description of the valuation methodology which is unchanged as of April 30, 2013 and 2012.

FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

These two types of inputs create the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
 Unobservable inputs for the asset or liability to the extent that relevant observable  inputs are not available, representing the company's own assumptions about the  assumptions that a market participant would use in valuing the asset or liability,  and that would be based on the best information available.

The Company's investments in municipal obligations are considered as Level 1 instruments.
The following table presents the Company's financial assets that are measured at fair value as of April 30, 2013 and 2012:

	Quoted Prices for Identical Instruments
	in Active Markets (Level 1)
	April 30,
	2013	2012

Investments in municipal obligations	$38,789,635	$39,145,204
Total investments at fair value	$38,789,635	$39,145,204

Reclassifications
Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

2.	Cash and Cash Equivalents

Cash and cash equivalents consisted of the following:
	April 30,
	2013	2012

Cash – demand deposits	$697,561	$444,442

3.	Accrued Liabilities

Accrued liabilities consisted of the following at:
	April 30,
	2013	2012

Accrued investment advisory and custodian fees (a)	$66,620	$38,059
Accrued fees - affiliate (b)	$18,845	$18,624
Accrued other:
Accrued audit fees (c)	$28,239	$29,124
Accrued administrative and accounting expenses	225	685
	$28,464	$29,809

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

(a)	The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)	For the years ending April 30, 2013 and 2012, the Company incurred legal fees of approximately $85,000 and $84,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2013 and 2012, the Company incurred audit fees of approximately $47,000 each year.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $1,984,000 and $1,841,000, respectively, for the year ended April 30, 2013 and $4,988,000 and $4,588,000, respectively, for the year ended April 30, 2012.

The U.S. Federal income tax basis (aggregate cost) of the Company's investments, at April 30, 2013 and 2012, was approximately $35,559,000 and $35,859,000, respectively, and net unrealized appreciation, at April 30, 2013 and 2012, for U.S. Federal income tax purposes was approximately $3,230,000 and $3,286,000, respectively (gross unrealized appreciation of approximately $3,230,000 and $3,290,000, respectively; gross unrealized depreciation of approximately $0 and $4,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2013 and 2012, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to approximately 33,472 shares and 37,100 shares, respectively, of outstanding common stock, at April 30, 2013 and 2012.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2013 and 2012, 102,846.1766 shares ($1,218,171) and 97,220.9495 shares ($1,145,740), respectively, had been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

The net asset values per share and the shares outstanding were as follows:

	April 30,
	2013	2012

Net asset value	$12.88	$12.89
Shares outstanding at:
April 30, 2013	3,096,253.8234
April 30, 2012	3,101,879.0505

6.	Distributions

During the years ended April 30, 2013, 2012 and 2011, distributions of $867,805 ($.28 per share), $930,915 ($.30 per share), $993,311 ($.32 per share) and respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes.

The tax character of distributions paid during the years ending April 30, 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Distributions paid from
investment income:
Tax-exempt investment income, net	$867,805	$930,915	$993,156
Taxable investment income	-	-	155
	$867,805	$930,915	$993,311

As of April 30, 2013, 2012 and 2011, the components of distributable earnings on a tax basis were as follows:
	2013	2012	2011
Over-distributed tax-exempt investment
income, net	$(21,790)	$(31,599)	$(53,446)
Over-distributed taxable investment income	-	-	-
Over-undistributed capital gains (losses)	13,568	(13,599)	(31,260)
Unrealized appreciation of investments, net	3,230,390	3,286,278	1,585,445
	$3,222,168	$3,241,080	$1,500,739

Capital loss carryforwards as of April 30, 2013 and 2012 were $0 and $13,599, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2013, 2012 and 2011.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2013 and 2012.

Tridan Corp.
Notes to Financial Statements
Years Ended April 30, 2013 and 2012

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2013	2012	2011	2010	2009
Per share operating performance: (For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$12.89	$12.33	$12.32	$12.12	$12.05

Income from investment operations:
Net investment income	.28	.31	.31	.34	.36
Net realized and unrealized gain (loss) on investments	(.01)	.55	.02	.20	.08
Total from investment operations	.27	.86	.33	.54	.44
Less distributions:
Dividends (from net investment income)	(.28)	(.30)	(.32)	(.34)	(.37)
Capital gains	(.00)	(.00)	(.00)	(.00)	(.00)
Total distributions	(.28)	(.30)	(.32)	(.34)	(.37)

Net asset value - end of year	$12.88	$12.89	$12.33	$12.32	$12.12
Per share market value - end of year	$12.88	$12.89	$12.33	$12.32	$12.12
*Total investment return	2.10%	6.97%	2.68%	4.46%	3.65%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$39,884	$39,976	$38,251	$38,237	$37,666
Ratio of expenses to average net assets	1.04%	1.01%	1.07%	1.05%	1.08%
Ratio of net investment income to average net assets	2.20%	2.43%	2.51%	2.78%	3.07%
Portfolio turnover rate	4.87%	12.16%	15.16%	13.65%	11.94%
Average (simple) number of shares outstanding (in thousands)	3,099	3,102	3,104	3,105	3,107

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules.  The code of ethics was in effect as of the end of the period covered by this report.  During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code.  A copy of the registrant’s code of ethics is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board.  The registrant’s board of directors has determined that the committee chairman, Paul Kramer, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement dated June 25, 2013, filed electronically with the SEC.  See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2013 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard D. Taormina Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group.  An employee of JPMorgan Asset Management since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

 PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio manager of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	6	$9,466 million	0	$0	7	$90 million

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	0	0	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

            As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

            The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

            Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

            Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Richard Taormina	X X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report. Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(1)	The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated June 15, 2010, for its fiscal year ended April 30, 2010, filed electronically with the Securities and Exchange Commission.

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 11, 2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	June 11, 2013

By (Signature and Title)	/S/ Warren F. Pelton
Warren F. Pelton, Treasurer and Chief Financial Officer

Date:	June 11, 2013